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                                                                    EXHIBIT 11.3

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 20-F (the "Form 20-F") of Telesystem International Wireless Inc., a Canadian corporation (the "Company"), for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

     1. the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  May 20, 2003:               /s/ Bruno Ducharme
                                    ---------------------------
                                    Bruno Ducharme
                                    Chief Executive Officer



Dated:  May 20, 2003:               /s/ Andre Gauthier
                                    ---------------------------
                                    Andre Gauthier
                                    Chief Financial Officer



     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.